SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : August 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On August 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  August 29, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2001

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         40,000,000.00     23,207,376.27   3,169,222.84    111,202.01  3,280,424.85       0.00      0.00           20,038,153.43
A2        248,910,000.00    144,413,700.65  19,721,281.39    661,896.13 20,383,177.52       0.00      0.00          124,692,419.26
A3        200,000,000.00    200,000,000.00           0.00  1,041,666.67  1,041,666.67       0.00      0.00          200,000,000.00
A4          1,000,000.00      1,000,000.00           0.00      5,208.33      5,208.33       0.00      0.00            1,000,000.00
A5            489,732.00        487,783.30         475.16          0.00        475.16       0.00      0.00              487,308.14
B1          7,682,000.00      7,658,602.20       5,968.38     39,888.55     45,856.93       0.00      0.00            7,652,633.82
B2          4,353,000.00      4,339,741.65       3,381.98     22,602.82     25,984.80       0.00      0.00            4,336,359.67
B3          2,560,000.00      2,552,202.75       1,988.94     13,292.72     15,281.66       0.00      0.00            2,550,213.81
B4          3,585,000.00      3,574,080.82       2,785.30     18,615.00     21,400.30       0.00      0.00            3,571,295.52
B5          1,792,000.00      1,786,541.93       1,392.26      9,304.91     10,697.17       0.00      0.00            1,785,149.67
B6          1,795,524.00      1,790,055.32       1,395.00      9,323.20     10,718.20       0.00      0.00            1,788,660.32
R                 100.00              0.00           0.00          0.00          0.00       0.00      0.00                    0.00
TOTALS    512,167,356.00    390,810,084.89  22,907,891.25  1,933,000.34 24,840,891.59       0.00      0.00          367,902,193.64

A6         33,069,200.00     19,186,234.18           0.00     99,928.30     99,928.30       0.00      0.00           16,566,142.59
A7         80,844,870.00     58,161,334.13           0.00    302,923.62    302,923.62       0.00      0.00           54,575,069.86

-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                             Pass-through Rates
-------------------------------------------------------------------------------------------------   ---------------------------
                                                                                                                   Current
                       Beginning                                                   Ending            Class          Pass-thru
Class     cusip        Principal        Principal    Interest        Total       Principal                           Rate (%)
-------------------------------------------------------------------------------------------------   ---------------------------
A1        8635726B4     580.18440675  79.23057100    2.78005025    82.01062125    500.95383575         A1        5.750000 %
A2        8635726C2     580.18440661  79.23057085    2.65917854    81.88974939    500.95383576         A2        5.500000 %
A3        8635726D0   1,000.00000000   0.00000000    5.20833335     5.20833335  1,000.00000000         A3        6.250000 %
A4        8635726L2   1,000.00000000   0.00000000    5.20833000     5.20833000  1,000.00000000         A4        6.250000 %
A5        8635726E8     996.02088489   0.97024495    0.00000000     0.97024495    995.05063994         A5        0.000000 %
B1        8635726H1     996.95420463   0.77693049    5.19246941     5.96939990    996.17727415         B1        6.250000 %
B2        8635726J7     996.95420400   0.77693085    5.19246956     5.96940041    996.17727314         B2        6.250000 %
B3        8635726K4     996.95419922   0.77692969    5.19246875     5.96939844    996.17726953         B3        6.250000 %
B4        8635726N8     996.95420363   0.77693166    5.19246862     5.96940028    996.17727197         B4        6.250000 %
B5        8635726P3     996.95420201   0.77693080    5.19247210     5.96940290    996.17727121         B5        6.250000 %
B6        8635726Q1     996.95427073   0.77693197    5.19246749     5.96939946    996.17733876         B6        6.250000 %
R         8635726M0       0.00000000   0.00000000    0.00000000     0.00000000      0.00000000         R         6.250000 %
TOTALS                  763.05153054  44.72735519    3.77415764    48.50151283    718.32417535

A6        8635726F5     580.18440664   0.00000000    3.02179369     3.02179369    500.95383590         A6        6.250000 %
A7        8635726G3     719.41898268   0.00000000    3.74697393     3.74697393    675.05915787         A7        6.250000 %

-----------------------------------------------------------------------------------------------------------------------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1        40,000,000.00   23,207,376.27     3,169,222.84      111,202.01    3,280,424.85       0.00       0.00       20,038,153.43
LTA2       248,910,000.00  144,413,700.65    19,721,281.39      661,896.13   20,383,177.52       0.00       0.00      124,692,419.26
LTA3       200,000,000.00  200,000,000.00             0.00    1,041,666.67    1,041,666.67       0.00       0.00      200,000,000.00
LTA4         1,000,000.00    1,000,000.00             0.00        5,208.33        5,208.33       0.00       0.00        1,000,000.00
LTA5           489,732.00      487,783.30           475.16            0.00          475.16       0.00       0.00          487,308.14
LTQ                100.00            0.00             0.00            0.00            0.00       0.00       0.00                0.00
LTB         21,767,524.00   21,701,224.70        16,911.86      113,027.21      129,939.07       0.00       0.00       21,684,312.84
LTR                  0.00            0.00             0.00            0.00            0.00       0.00       0.00                0.00
TOTALS     512,167,356.00  390,810,084.92    22,907,891.25    1,933,000.35   24,840,891.60       0.00       0.00      367,902,193.67

LTA7                 0.00            0.00             0.00      302,923.62      302,923.62       0.00       0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1               580.18440675     79.23057100     2.78005025   82.01062125         500.95383575               LTA1     6.250000 %
LTA2               580.18440661     79.23057085     2.65917854   81.88974939         500.95383576               LTA2     6.250000 %
LTA3             1,000.00000000      0.00000000     5.20833335    5.20833335       1,000.00000000               LTA3     6.255000 %
LTA4             1,000.00000000      0.00000000     5.20833000    5.20833000       1,000.00000000               LTA4     6.250000 %
LTA5               996.02088489      0.97024495     0.00000000    0.97024495         995.05063994               LTA5     0.000000 %
LTQ                  0.00000000      0.00000000     0.00000000    0.00000000           0.00000000               LTQ      0.000000 %
LTB                996.95421032      0.77693081     5.19246975    5.96940056         996.17727951               LTB      6.250000 %
TOTALS             763.05153060     44.72735519     3.77415766   48.50151285         718.32417541


-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     August 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                                 304,652.52

Sec. 4.03(i)    Unscheduled Principal Amounts                                                            22,603,238.73

Sec. 4.03(iv)   Aggregate Advances                                                                                0.00

Sec. 4.03(v)    Ending Principal Balance                                                                367,902,194.34

Sec. 4.03(vii)  Current Period Realized Losses                                                                    0.00

                Bankruptcy Losses                                                                                 0.00
                Fraud Losses                                                                                      0.00
                Special Hazard Losses                                                                             0.00

                Bankruptcy Loss Amount                                                                      100,000.00
                Fraud Loss Amount                                                                        10,243,347.14
                Special Hazard Loss Amount                                                                3,908,100.86

                Servicing Fees                                                                              159,413.92
                Sub-Servicing Fees (includes Retained Interest)                                               3,256.61
                Trustee Fees                                                                                  1,628.38

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
                1 Month         14            5,564,894.51     1.51 %
                2 Month          0                    0.00     0.00 %
                3 Month          0                    0.00     0.00 %
                 Total          14            5,564,894.51     1.51 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       August 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

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